                                                                   EXHIBIT 23.1


                        CONSENT OF INDEPENDENT AUDITORS

We consent to the reference to our firm under the caption "Experts" and to the use of our report dated October 24, 1997 in Amendment No. 3 to the Registration Statement (Form S-1 File No. 333-36937) and related Prospectus of Nanophase Technologies Corporation dated November 25, 1997 for the sale of 4,000,000 shares of its Common Stock.

                                             /s/  ERNST & YOUNG LLP
                                             Ernst & Young LLP

Chicago, Illinois
November 25, 1997